SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 10, 1996
                                                 ----------------


                     FORD MOTOR CREDIT COMPANY
      (Exact name of registrant as specified in its charter)

          Delaware                  1-6368              38-1612444
- -----------------------     -----------------------  -------------------
(State or other juris-      (Commission File Number   (IRS Employer
 diction of incorporation          Number)           Identification No.)

The American Road, Dearborn, Michigan                        48121
- ----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code 313-322-3000

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ITEM 5. Other Events.

      In Ford Motor Credit Company's second quarter 10-Q Report, it was reported that the re-establishment by Ford Motor Company ("Ford") of small car production in Brazil for production of a version of the Ford Fiesta should assist in improving Ford's performance in Brazil in the second half of 1996, compared with the first half of 1996.

     Because of continuing market changes, including lower market share, and a longer and more costly launch process in Brazil following the separation of Ford Brazil from the Autolatina joint venture with VW late last year, Ford now expects that its performance in Brazil in the second half of 1996 will be substantially worse than its performance in the first half of 1996.


                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                              FORD MOTOR CREDIT COMPANY
                                                     (Registrant)


Date:  September 10, 1996                        By:/s/R. P. Conrad
                                                 -----------------
                                                    R. P. Conrad
                                                    Assistant Secretary